EXHIBIT 32

CERTIFICATION OF CHIEF EXECUTIVE OFFICER
AND CHIEF FINANCIAL OFFICER
PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

The undersigned, being the Chief Executive Officer and Chief Financial Officer of Venoco, Inc., a Delaware corporation (the “Issuer”), hereby certify that the report on Form 10-Q (the “Report”) of the Issuer for the quarter ended March 31, 2006, which accompanies this certification, fully complies with the requirements of Section 15(d) of the Securities Exchange Act of 1934 and that the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Issuer.

/s/ Timothy M. Marquez
Timothy M. Marquez
Chief Executive Officer and Chairman
May 16, 2006

/s/ David B. Christofferson
David B. Christofferson
Chief Financial Officer
May 16, 2006